Exhibit 10.45
SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT
This Second Amendment to Revolving Credit Agreement (this “Amendment”) is entered into as of November 25, 2020 by and among ENSTAR GROUP LIMITED, KENMARE HOLDINGS LTD., ENSTAR (US ASIA-PAC) HOLDINGS LIMITED and ENSTAR HOLDINGS (US) LLC as Borrowers and as Guarantors, the LENDERS party hereto, and NATIONAL AUSTRALIA BANK LIMITED, as Administrative Agent.
RECITALS
A.The Borrowers, the Guarantors, the Lenders and the Administrative Agent are parties to that certain Revolving Credit Agreement, dated as of August 16, 2018 (as amended by the First Amendment to Revolving Credit Agreement, dated as of December 19, 2018, and as otherwise amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have extended a revolving credit facility to the Borrowers. Each capitalized term used herein, that is not defined herein, shall have the meaning ascribed thereto in the Credit Agreement.
B.The Loan Parties have notified the Administrative Agent and the Lenders of their request to amend the Credit Agreement as set forth below, but otherwise have the Credit Agreement remain in full force and effect.
C.In accordance with Section 10.02(b) of the Credit Agreement, the Loan Parties, the Administrative Agent and the Required Lenders have agreed to amend the Credit Agreement, in accordance with the terms, and subject to the conditions, set forth herein.
AGREEMENT
The parties to this Amendment, intending to be legally bound, hereby agree as follows:
1.Amendments to Credit Agreement. Subject to satisfaction of the conditions precedent set forth in Section 4 below:
a.Section 6.01 of the Credit Agreement is hereby amended by moving the word “and” at the end of Section 6.01(j) to the end of Section 6.01(k), replacing the period at the end of Section 6.01(k) with a semicolon, and adding a new Section 6.01(l) to read as set forth below:
(l) to the extent constituting Indebtedness, Investments permitted by Section 6.06(c), provided that such Indebtedness shall, by its terms, be expressly subordinated in right of payment to the Obligations.
b.Section 6.06(c) of the Credit Agreement is hereby amended and restated in its entirety to read as set forth below:
(c) Investments of any Loan Party in any Subsidiary or in another Loan Party and Investments of any Subsidiary in any Loan Party or in another Subsidiary;

2.Representations and Warranties. Each Loan Party hereby represents and warrants, as of the date of this Amendment, that:
a.The representations and warranties in each Loan Document to which it is a party are true and correct in all material respects with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality or Material Adverse Effect in the text thereof;
b.The execution and delivery of this Amendment has been duly authorized by all necessary organizational action of such Loan Party; this Amendment has been duly executed and delivered by such Loan Party and is a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and to general principles of equity;
c.The transactions contemplated by this Amendment (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (b) will not violate any Law applicable to such Loan Party, (c) will not violate or result in a default under any other material Contractual Obligation binding upon such Loan Party or affecting its assets, and (d) will not result in the creation or imposition of any Lien on any asset of such Loan Party; and
d.No Default has occurred and is continuing or would result after giving effect to this Amendment.
3.Ratification and Confirmation of Loan Documents.
a.Except as expressly set forth herein, the execution, delivery and performance of this Amendment shall not alter, modify, amend, or in any way affect any of the terms, conditions, obligations, covenants, guarantees or agreements contained in the Credit Agreement or any other Loan Document, and shall not operate as a waiver of any right, power, or remedy of the Administrative Agent or any Lender under the Credit Agreement or any other Loan Document.
b.Each Loan Party hereby acknowledges that it has read this Amendment and consents to the terms hereof, and hereby confirms and agrees that notwithstanding the effectiveness of this Amendment, the obligations of such Loan Party under the Loan Documents to which it is a party shall not be impaired or affected and such Loan Documents and all promissory notes and all other instruments, documents and agreements entered into by such Loan Party in connection with such Loan Documents are, and shall continue to be, in full force and effect and are hereby confirmed and ratified in all respects.
c.Each Loan Party further agrees that nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Loan Party to any future amendment to the Credit Agreement, except to the extent that the consent of such Loan Party to such amendment is expressly required under the Credit Agreement.
d.Upon the effectiveness of this Amendment, each Lender shall continue to be a party to the Credit Agreement as a Lender.

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4.Effectiveness. This Amendment shall become effective on the date first written above only upon satisfaction of the following conditions precedent on or prior to such date unless otherwise waived in writing by the Required Lenders and the Administrative Agent:
a.The Administrative Agent shall have acknowledged receipt of a counterpart of this Amendment signed on behalf of each Loan Party and the Required Lenders.
b.Each Loan Party shall have paid all reasonable and documented costs and expenses of the Administrative Agent (including the legal fees and expenses of Ashurst LLP) in connection with the preparation, execution, delivery and administration of this Amendment.
5.Miscellaneous.
a.The Loan Parties acknowledge and agree that the representations and warranties set forth herein are material inducements to the Administrative Agent and the Lenders to deliver this Amendment.
b.This Amendment shall be binding upon and inure to the benefit of and be enforceable by the parties hereto, and their respective permitted successors and assigns.
c.This Amendment is a Loan Document. Henceforth, this Amendment and the Credit Agreement shall be read together as one document and the Credit Agreement shall be modified accordingly. No course of dealing on the part of the Administrative Agent, the Lenders or any of their respective officers, nor any failure or delay in the exercise of any right by the Administrative Agent or the Lenders, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. The failure at any time to require strict performance by the Loan Parties of any provision of the Loan Documents shall not affect any right of the Administrative Agent or the Lenders thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of the Administrative Agent and/or the Lenders, as applicable, pursuant to and in accordance with the Loan Documents, including, without limitation, Section 10.02 of the Credit Agreement. No other person or entity, other than the Administrative Agent and the Lenders, shall be entitled to claim any right or benefit hereunder, including, without limitation, the status of a third party beneficiary hereunder.
d.This Amendment shall be governed by and construed in accordance with the laws of the State of New York without reference to conflicts of law rules. The provisions of Section 10.09 and Section 10.10 of the Credit Agreement apply to this Amendment mutatis mutandis as if they were incorporated herein.
e.If any provision of this Amendment or any of the other Loan Documents shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that portion shall be deemed severed therefrom, and the remaining parts shall remain in full force as though the invalid, illegal or unenforceable portion had never been a part thereof.
f.This Amendment may be executed in any number of counterparts, including by electronic or facsimile transmission, each of which when so delivered shall be deemed an original, but all such counterparts taken together shall constitute but one and the same instrument.
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IN WITNESS WHEREOF, the Loan Parties, the Administrative Agent and the Required Lenders have caused this Amendment to be executed as of the date first written above.

ENSTAR GROUP LIMITED
as a Borrower and as a Guarantor

By /s/ Guy Bowker
Name: Guy Bowker
Title: CFO

KENMARE HOLDINGS LTD.
as a Borrower and as a Guarantor

By /s/ Karen Esdale
Name: Karen Esdale
Title: Director

ENSTAR (US ASIA-PAC) HOLDINGS LIMITED
as a Borrower and as a Guarantor

By /s/ Siobhan M. Hextall
Name: Siobhan M. Hextall
Title: Director

ENSTAR HOLDINGS (US) LLC
as a Borrower and as a Guarantor

By /s/ Richard Seelinger
Name: Richard Seelinger
Title: President and CEO

Signature Page to Second Amendment

NATIONAL AUSTRALIA BANK LIMITED
(ABN 12 004 044 937),
as a Lender

By /s/ James Swann
Name: James Swann
Title: Associate Director

Signature Page to Second Amendment

BARCLAYS BANK PLC,
as a Lender

By /s/ Chris Bicheno
Name: Chris Bicheno
Title: Vice President

Signature Page to Second Amendment

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By /s/ William R. Goley
Name: William R. Goley
Title: Managing Director

Signature Page to Second Amendment

TRUIST BANK,
as a Lender

By /s/ Hays Wood
Name: Hays Wood
Title: Director

Signature Page to Second Amendment

JPMORGAN CHASE BANK, N.A.,
as a Lender

By /s/ Hector J. Varona
Name: Hector J. Varona
Title: Executive Director

Signature Page to Second Amendment

HSBC BANK USA, NATIONAL ASSOCIATION,
as a Lender

By /s/ Teresa Pereyra
Name: Teresa Pereyra
Title: Vice President, Financial Institutions Group

Signature Page to Second Amendment

ING BANK N.V., London Branch
as a Lender

By /s/ Mike Sharman
Name: Mike Sharman
Title: Managing Director

By /s/ Mariette Groen
Name: Mariette Groen
Title: Director

Signature Page to Second Amendment

THE BANK OF NOVA SCOTIA,
as a Lender

By /s/ Shanshan Yang
Name: Shanshan (Sunny) Yang
Title: Director

Signature Page to Second Amendment

NATIONAL AUSTRALIA BANK LIMITED
(ABN 12 004 044 937),
as Administrative Agent

By /s/ Melisha Hughes
Name: Melisha Hughes
Title: Head of Agency Services, Northern Hemisphere

Signature Page to Second Amendment